SUPPLEMENT DATED FEBRUARY 28, 2022 TO

THE FOLLOWING PROSPECTUS

GUGGENHEIM DEFINED PORTFOLIOS, SERIES 2159

DATED SEPTEMBER 30, 2021

Global Balanced Income Builder Portfolio, Series 18

File No. 333-258119

Trading in shares of Mobile TeleSystems PJSC (ticker: MBT) was halted on February 28, 2022. Consequently, the number of shares of securities held by the Trust and the percentage of the portfolio those shares represent may fluctuate as additional units are created, the value of the securities fluctuates and as the Trust sells shares of the securities to meet redemptions, pay expenses and in other extraordinary circumstances. Please see your Trust’s Prospectus for additional information.

Please keep for future reference.